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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 31, 1998




                     REGIONS FINANCIAL CORPORATION
     (Exact name of registrant as specified in its charter)





   Delaware                  0-6159                63-0589368
(State or other            (Commission          (IRS Employer
jurisdiction of           File Number)         Identification No.)
incorporation)




417 North 20th Street, Birmingham, Alabama                  35203
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:  (205) 326-7100

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Item 2.  Acquisition or Disposition of Assets

     On July 31, 1998, (the "Effective Date"), Regions Financial Corporation ("Regions") completed the combination with First Commercial Corporation ("FCC"). The combination was accomplished by means of the merger ("the Merger") of FCC with and into Regions, pursuant to the Agreement and Plan of Merger between Regions and FCC dated as of February 8, 1998 (the "Agreement"). In conjunction with and as a part of the Merger, each of the 37,717,665 shares of FCC common stock was converted into 1.7 shares of Regions common stock. Immediately prior to the Effective Date, Regions had 149,980,900 shares of common stock issued, none of which were held as treasury shares; 64,120,031 shares of Regions common stock resulted from the conversion of FCC common stock; and 214,100,931 shares of Regions common stock were issued and outstanding immediately following the Merger.

     The consideration given by Regions to FCC stockholders in the Merger was determined in arms-length negotiations between Regions and FCC. There were no material relationships between Regions and FCC, or between the affiliates, directors and officers of Regions and their associates, on the one side, and the affiliates, directors and officers of FCC and their associates, on the other side. Regions attempted to agree upon an exchange ratio that would be sufficiently attractive to FCC to induce FCC's agreement, and not be detrimental to Regions' existing stockholders. Regions also took into account the trading price of its common stock at the time it entered into the Agreement, and other factors.

     FCC was a bank holding company based in Little Rock, Arkansas with assets of approximately $7.4 billion as of March 31, 1998, with 165 banking offices in Arkansas, Texas, Tennessee, Louisiana, and Oklahoma.

     The plant, equipment, and other physical property acquired by Regions in the Merger is not material to Regions consolidated financial position.

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Item 7.  Financial Statements and Exhibits.

   (a) Financial Statements of businesses acquired. Historical financial statements of First Commercial Corporation are included as Exhibit 99.2.

   (b) Pro forma financial information. Unaudited pro forma financial information of Regions Financial Corporation is included as Exhibit 99.3

   (c) Exhibits. The exhibits listed in the exhibit index are filed as a part of or incorporated by reference in this current report on Form 8-K.

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                           SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      Regions Financial Corporation (Registrant)

                      By:     /s/ Robert P. Houston
                              Executive Vice President and Comptroller


Date: August 12, 1998

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                          EXHIBIT INDEX


                                                                       Sequential
Exhibit                                                                 Page No.


2.1 Agreement and Plan of Merger dated as of February 8, 1998 by and between Regions Financial Corporation and First
          Commercial Corporation incorporated by reference from Regions's Registration Statement on Form S-4,
          No. 333-57499, filed under the Securities Act of 1933.

23.1      Consent of Ernst & Young LLP

23.2      Consent of Kemp & Company

99.1      Press Release dated July 31, 1998.

99.2      Historical Financial Statements of First Commercial
          Corporation.

99.3      Pro forma financial information of Regions Financial
          Corporation.

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